UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim MFS International Value Portfolio

Semi-Annual Report

June 30, 2011

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Portfolio. Such offering is made only by the prospectus of the Portfolio, which include details as to offering price and other information.

Summary of Investments by Country as of June 30, 2011

Country	% of Portfolio Investments
Australia	0.81%
Bermuda	1.57%
Denmark	1.06%
European Community	0.03%
Finland	0.46%
France	7.53%
Germany	8.57%
Hong Kong	0.52%
Ireland	0.28%
Italy	0.99%
Japan	25.16%
Netherlands	6.19%
Norway	0.88%
Singapore	0.52%
South Korea	1.08%
Spain	1.16%
Sweden	1.59%
Switzerland	11.27%
Taiwan	2.35%
United Kingdom	24.60%
United States	3.38%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 to June 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(01/01/11)	(06/30/11)	(01/01/11 - 06/30/11)

Actual	$1,000.00	$1,068.30	$6.00

Hypothetical
(5% return before expenses)	$1,000.00	$1,024.79	$5.87

*Expenses are equal to the Portfolio’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

  MAXIM SERIES FUND, INC.

  Financial Reports for the Period Ended June 30, 2011

  Maxim MFS International Value Portfolio

MAXIM SERIES FUND, INC.

MAXIM MFS INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

JUNE 30, 2011

UNAUDITED

COMMON STOCK

Shares		Value ($)

Aerospace & Defense — 1.09%
795,419	Cobham PLC ^	2,698,324
		$2,698,324

Air Freight — 2.54%
135,630	Deutsche Post AG ^	2,607,455
235,700	Yamato Holdings Co Ltd ^	3,707,734
		$6,315,189

Broadcast/Media — 1.60%
1,360	Fuji Media Holdings Inc ^	2,013,095
13,850	Nippon Television Network Corp ^	1,972,250
		$3,985,345

Chemicals — 4.73%
56,352	Bayer AG ^	4,526,026
2,501	Givaudan SA ^	2,645,724
51,400	Shin-Etsu Chemical Co Ltd ^	2,755,131
56,912	Symrise AG ^	1,812,353
		$11,739,234

Communications - Equipment — 1.68%
177,043	Nokia OYJ ^	1,142,058
211,072	Telefonaktiebolaget LM Ericsson ^	3,038,488
		$4,180,546

Computer Hardware & Systems — 1.11%
136,850	Acer Inc sponsored GDR *	1,181,016
85,100	Acer Inc sponsored GDR Reg S	740,685
84,000	Asustek Computer Inc ^	836,054
		$2,757,755

Cosmetics & Personal Care — 3.78%
227,800	Kao Corp ^	5,989,817
40,800	Kobayashi Pharmaceutical Co Ltd ^	2,050,596
51,600	Kose Corp ^	1,340,521
		$9,380,934

Distributors — 1.03%
204,151	Bunzl PLC ^	2,554,881
		$2,554,881

Electronic Instruments & Equipment — 2.32%
263,254	Halma PLC ^	1,750,644
62,032	Legrand SA ^	2,611,095
54,365	Spectris PLC ^	1,391,237
		$5,752,976

Electronics - Semiconductor — 2.28%
3,403	Samsung Electronics Co Ltd ^	2,644,913
240,130	Taiwan Semiconductor Manufacturing Co Ltd sponsored ADR *	3,028,039
		$5,672,952

Engineering & Construction — 0.92%
9,664	Geberit AG ^	2,292,686
		$2,292,686

Financial Services — 1.00%
27,090	Julius Baer Group Ltd ^	1,119,035
110,368	SNS REAAL NV § ^	491,970
417,015	UniCredit SpA ^	882,708
		$2,493,713

Food & Beverages — 9.86%
893	Barry Callebaut AG ^	885,599
77,857	Danone SA ^	5,812,303
125,059	Heineken NV ^	7,526,960
117,359	Nestle SA ^	7,303,079
456,967	Tesco PLC ^	2,952,098
		$24,480,039

Foreign Banks — 5.42%
126,000	Chiba Bank Ltd ^	788,543
155,434	DnB NOR ASA ^	2,165,431
127,000	Hachijuni Bank Ltd ^	713,602
487,393	HSBC Holdings PLC ^	4,831,608
184,000	Joyo Bank Ltd ^	773,022
9,828	Jyske Bank AS § ^	388,348
147,300	Sapporo Hokuyo Holdings Inc ^	617,491
74,400	Sumitomo Mitsui Financial Group Inc ^	2,294,101
17,955	Sydbank AS ^	401,035
87,585	Unione di Banche Italiane SCPA * ^	493,012
		$13,466,193

Health Care Related — 1.45%
62,800	Miraca Holdings Inc ^	2,544,445
43,971	Rhoen Klinikum AG ^	1,061,370
		$3,605,815

Household Goods — 1.23%
55,292	Reckitt Benckiser Group PLC ^	3,053,015
		$3,053,015

Insurance Related — 7.04%
135,888	Amlin PLC ^	885,601
177,635	Catlin Group Ltd ^	1,144,974
10,290	Euler Hermes SA * ^	868,780
270,431	Hiscox Ltd ^	1,818,920
257,741	ING Groep NV § ^	3,176,292
130,758	Jardine Lloyd Thompson Group PLC ^	1,427,178
17,322	MunichRe AG ^	2,644,307
49,599	Swiss Re Ltd §	2,785,095
10,830	Zurich Financial Services AG ^	2,740,420
		$17,491,567

Investment Bank/Brokerage Firm — 1.10%
622,000	Daiwa Securities Group Inc ^	2,740,467
		$2,740,467

Leisure & Entertainment — 0.43%
20,500	Sankyo Co Ltd ^	1,059,185
		$1,059,185

Machinery — 1.10%
54,600	Glory Ltd ^	1,229,837
12,275	Schindler Holding AG ^	1,492,951
		$2,722,788

Manufacturing — 0.52%
184,000	Venture Corp Ltd ^	1,280,161
		$1,280,161

Medical Products — 1.77%
186,016	Smith & Nephew PLC ^	1,991,980
13,725	Synthes Inc **	2,414,425
		$4,406,405

Miscellaneous — 0.40%
128,765	Brambles Ltd ^	1,001,165
		$1,001,165

Office Equipment & Supplies — 1.93%
228,500	Konica Minolta Holdings Inc ^	1,908,544
33,508	Neopost SA ^	2,879,011
		$4,787,555

Oil & Gas — 6.63%
865,319	BP PLC ^	6,370,665
432	Inpex Corp ^	3,193,856
193,641	Royal Dutch Shell PLC ^	6,888,907
		$16,453,428

Pharmaceuticals — 9.32%
351,613	GlaxoSmithKline PLC ^	7,533,764
22,600	Hisamitsu Pharmaceutical Co Inc ^	962,772
37,799	Roche Holding AG ^	6,328,338
78,433	Sanofi-Aventis SA * ^	6,309,238
49,600	Santen Pharmaceutical Co Ltd ^	2,010,780
		$23,144,892

Printing & Publishing — 0.28%
77,221	United Business Media Ltd ^	689,264
		$689,264

Real Estate — 1.83%
153,336	Deutsche Wohnen AG	2,668,337
54,596	GSW Immobilien AG §	1,872,438
		$4,540,775
Restaurants — 1.39%
358,630	Compass Group PLC ^	3,455,100
		$3,455,100

Retail — 2.30%
121,950	Daiei Inc * § ^	443,707

284,089	Esprit Holdings Ltd ^	887,637
52,900	LAWSON Inc ^	2,775,186
20,570	USS Co Ltd ^	1,595,691
		$5,702,221

Specialized Services — 3.31%
136,563	Amadeus IT Holding SA § ^	2,838,586
103,520	Computershare Ltd ^	988,819
118,100	Nomura Research Institute Ltd ^	2,586,888
9,600	Obic Co Ltd ^	1,794,320
		$8,208,613

Telephone & Telecommunications — 9.10%
630,000	China Unicom Hong Kong Ltd ^	1,278,910
1,097	KDDI Corp ^	7,892,847
274,509	Koninklijke KPN NV	3,992,757
199,031	TDC AS	1,816,408
919,903	Telecom Italia SpA RSP ^	1,070,201
2,464,651	Vodafone Group PLC ^	6,533,420
		$22,584,543

Tobacco — 4.39%
138,097	British American Tobacco PLC ^	6,054,685
1,032	Japan Tobacco Inc ^	3,983,595
25,803	Swedish Match AB ^	866,368
		$10,904,648

TOTAL COMMON STOCK — 94.88% (Cost $204,667,732)		$235,602,374

PREFERRED STOCK

Shares		Value ($)

Household Goods — 1.55%
55,313	Henkel AG & Co KGaA § ^	3,846,386

TOTAL PREFERRED STOCK — 1.55% (Cost $2,210,060)		$3,846,386

PURCHASED OPTIONS

Contract Value ($)		Value ($)

8,319,470	Euro Dollar Call, strike price 0.00833, expiration date August 2011	79,536
998,336,400	Japanese Yen Put, strike price 93.0, expiration date August 2011	82

TOTAL PURCHASED OPTIONS — 0.03% (Cost $467,494)		$79,618

SECURITIES LENDING COLLATERAL

Par Value ($)		Value ($)

999,938	Undivided interest of 3.52% in a repurchase agreement (Principal Amount/Value $28,419,706 with a maturity value of $28,419,730) with HSBC Securities (USA) Inc, 0.03%, dated 6/30/11, to be repurchased at $999,938 on 7/1/11, collateralized by Fannie Mae, 3.00% - 11.50%, 1/1/13 - 9/1/48, with a value of $28,988,207.	999,938

999,938	Undivided interest of 2.46% in a repurchase agreement (Principal Amount/Value $40,651,907 with a maturity value of $40,651,975) with RBC Capital Markets Corp, 0.06%, dated 6/30/11, to be repurchased at $999,938 on 7/1/11, collateralized by Fannie Mae, 4.00% - 6.00%, 4/1/21 - 1/1/41, with a value of $41,464,945.	999,938

1,163,698	Undivided interest of 3.22% in a repurchase agreement (Principal Amount/Value $36,097,850 with a maturity value of $36,097,855) with BNP Paribas Securities Corp, 0.005%, dated 6/30/11, to be repurchased at $1,163,698 on 7/1/11, collateralized by U.S. Treasury, 0.00% - 4.88%, 7/31/11 - 5/15/21, with a value of $36,819,810.	1,163,698

1,390,268	Undivided interest of 9.51% in a repurchase agreement (Principal Amount/Value $14,623,528 with a maturity value of $14,623,548) with Bank of America LLC, 0.05%, dated 6/30/11, to be repurchased at $1,390,268 on 7/1/11, collateralized by various U.S. Government or agency securities, 3.50% - 5.50%, 7/1/25 - 8/1/40, with a value of $14,915,999.	1,390,268

1,299,919	Undivided interest of 3.17% in a repurchase agreement (Principal Amount/Value $41,071,547 with a maturity value of $41,071,558) with Barclays Capital Inc, 0.01%, dated 6/30/11, to be repurchased at $1,299,919 on 7/1/11, collateralized by U.S. Treasury, 1.50%, 6/30/16, with a value of $41,892,982.	1,299,919

TOTAL SECURITIES LENDING COLLATERAL — 2.36% (Cost $5,853,761)		$5,853,761

TOTAL INVESTMENTS — 98.82% (Cost $213,199,047)		$245,382,139

OTHER ASSETS & LIABILITIES — 1.18%		$2,919,622

TOTAL NET ASSETS — 100%		$248,301,761

Legend

*	A portion or all of the security is on loan at June 30, 2011.
GDR	Global Depositary Receipt
ADR	American Depositary Receipt
§	Non-income Producing Security
^

Security is fair valued under procedures adopted by the Board of Directors. At June 30, 2011, the aggregate market value of securities trading outside the U.S. was $218,949,560, representing 88.18% of net assets and whose values were adjusted as a result of significant market movements following the close of local trading.

**	Restricted security; at June 30, 2011, the aggregate cost and market value of restricted securities was $1,663,099 and $2,414,425, respectively, representing 0.97% of net assets.

Management determines the Portfolio’s industry classifications using one or more widely recognized market indexes or ratings group indexes. Industries are shown as a percent of total net assets. These industry classifications are unaudited.

See Summary of Investments by Country following Schedule of Investments.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM MFS INTERNATIONAL VALUE PORTFOLIO

SUMMARY OF INVESTMENTS BY COUNTRY

JUNE 30, 2011

UNAUDITED

Country	Values ($)	% of Portfolio Investment
Australia	1,989,984	0.81%
Bermuda	3,851,531	1.57%
Denmark	2,605,791	1.06%
European Community	79,536	0.03%
Finland	1,142,058	0.46%
France	18,480,427	7.53%
Germany	21,038,672	8.57%
Hong Kong	1,278,910	0.52%
Ireland	689,264	0.28%
Italy	2,445,921	0.99%
Japan	61,738,105	25.16%
Netherlands	15,187,979	6.19%
Norway	2,165,431	0.88%
Singapore	1,280,161	0.52%
South Korea	2,644,913	1.08%
Spain	2,838,586	1.16%
Sweden	3,904,856	1.59%
Switzerland	27,592,927	11.27%
Taiwan	5,785,794	2.35%
United Kingdom	60,373,107	24.60%
United States	8,268,186	3.38%

	$245,382,139	100.00%

MAXIM SERIES FUND, INC.

Statement of Assets and Liabilities

As of June 30, 2011 (Unaudited)

Maxim MFS International Value Portfolio

ASSETS:
Investments in securities, market value (including $5,615,591 of securities on loan)(a)	$245,382,139
Cash	7,214,126
Cash denominated in foreign currencies(b)	421,139
Dividends and interest receivable	1,496,777
Subscriptions receivable	112,982

Total Assets	254,627,163

LIABILITIES:
Payable to investment adviser	238,109
Payable upon return of securities loaned	5,853,761
Redemptions payable	233,532

Total Liabilities	6,325,402

NET ASSETS	$248,301,761

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$2,937,199
Paid-in capital in excess of par	278,345,554
Net unrealized appreciation on investments, option contracts and foreign currency translations	32,185,321
Undistributed net investment income	3,752,692
Accumulated net realized (loss) on investments, option contracts and foreign currency transactions	(68,919,005)

TOTAL NET ASSETS	$248,301,761

CAPITAL STOCK:
Authorized	79,000,000
Issued and Outstanding	29,371,988

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:	$8.45

(a) Cost of investments in securities	$213,199,047
(b) Cost of cash denominated in foreign currencies	$418,910

See notes to financial statements.

Semi-Annual Report - June 30, 2011

MAXIM SERIES FUND, INC.

Statement of Operations

For the period ended June 30, 2011 (Unaudited)

Maxim MFS International Value Portfolio

INVESTMENT INCOME:
Interest	$1,155
Income from securities lending	188,580
Dividends	5,542,065
Foreign withholding tax	(567,519)

Total Income	5,164,281

EXPENSES:
Audit fees	21,297
Bank and custodian fees	95,187
Management fees	1,220,084
Investment advisory fees	50,137
Other	32,815

Total Expenses	1,419,520

Less amount reimbursed by investment adviser	7,930

Net Expenses	1,411,590

NET INVESTMENT INCOME	3,752,691

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments and foreign currency transactions	5,015,378
Change in net unrealized appreciation on investments and foreign currency translations	7,578,317
Change in net unrealized appreciation on option contracts	(114,084)

Net Realized and Unrealized Gain on Investments, Option Contracts and Foreign Currency	12,479,611

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,232,302

See notes to financial statements.

Semi-Annual Report - June 30, 2011

MAXIM SERIES FUND, INC.

Statement of Changes in Net Assets

For the period ended June 30, 2011 and fiscal year ended December 31, 2010

	2011 (Unaudited)	2010
Maxim MFS International Value Portfolio

OPERATIONS:
Net investment income	$3,752,691	$3,770,761
Net realized gain on investments and foreign currency transactions	5,015,378	4,118,491
Change in net unrealized appreciation on investments and foreign currency translations	7,578,317	14,401,881
Change in net unrealized appreciation (depreciation) on option contracts	(114,084)	–

Net Increase in Net Assets Resulting from Operations	16,232,302	22,291,133

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	(3,791,528)

Total Distributions	0	(3,791,528)

CAPITAL SHARE TRANSACTIONS:
Shares sold	27,782,441	116,961,257
Shares issued in reinvestment of distributions	–	3,791,528
Shares redeemed	(57,106,419)	(125,886,575)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(29,323,978)	(5,133,790)

Total Increase (Decrease) in Net Assets	(13,091,676)	13,365,815

NET ASSETS:
Beginning of period	261,393,437	248,027,622

End of period (a)	$248,301,761	$261,393,437

CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold	3,413,969	16,049,071
Shares issued in reinvestment of distributions	–	483,036
Shares redeemed	(7,103,251)	(17,207,671)

Net Decrease	(3,689,282)	(675,564)

(a) Including undistributed net investment income:	$3,752,692	$0

See notes to financial statements.

Semi-Annual Report - June 30, 2011

MAXIM SERIES FUND, INC.

Financial Highlights

Selected data for a share of capital stock of the portfolio throughout the period indicated.

			Year ended December 31,
	Period Ended June 30, 2011 (Unaudited)		2010	2009	2008	2007	2006
Maxim MFS International Value Portfolio

NET ASSET VALUE, BEGINNING OF PERIOD	$7.91		$7.35	$5.62	$13.44	$14.72	$12.84

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.13		0.12	0.03	0.27	0.29	0.33
Net realized and unrealized gain (loss)	0.41		0.56	1.76	(7.39)	0.60	4.20

Total Income (Loss) From Investment Operations	0.54		0.68	1.79	(7.12)	0.89	4.53

LESS DISTRIBUTIONS:
From net investment income	–		(0.12)	(0.06)	(0.17)	(0.23)	(0.43)
From net realized gains	–		–	(0.00)	(0.53)	(1.94)	(2.22)

Total Distributions	0.00		(0.12)	(0.06)	(0.70)	(2.17)	(2.65)

NET ASSET VALUE, END OF PERIOD	$8.45		$7.91	$7.35	$5.62	$13.44	$14.72

TOTAL RETURN(a)	6.83%	(b)	9.21%	31.67%	(53.75%)	6.26%	35.85%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$248,302		$261,393	$248,028	$202,650	$349,470	$370,802
Ratio of expenses to average net assets
Before reimbursement	1.16%	(c)	1.18%	1.18%	1.15%	1.12%	1.12%
After reimbursement(d)	1.16%	(c)	1.17%	1.18%	1.13%	1.11%	1.12%
Ratio of net investment income to average net assets
Before reimbursement	3.07%	(c)	1.55%	2.16%	2.62%	1.88%	1.82%
After reimbursement(d)	3.08%	(c)	1.56%	2.17%	2.64%	1.88%	1.81%
Portfolio turnover rate	11%	(b)	32%	163%	47%	38%	36%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Not annualized for periods less than one full year.
(c)	Annualized
(d)	Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.

See notes to financial statements.

Semi-Annual Report - June 30, 2011

MAXIM SERIES FUND, INC.

Maxim MFS International Value Portfolio

Notes to Financial Statements

As of June 30, 2011 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of sixty-two portfolios. Interests in the Maxim MFS International Value Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (variable insurance contracts), to individual retirement account (IRA) owners, to qualified retirement plans and college savings programs, and to asset allocation portfolios that are series of the fund.

The Board of Directors has approved a new share class for the Portfolios, Class L, which became effective with the SEC on July 19, 2011. This class of the Portfolio is not yet capitalized.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Net Asset Value

The net asset value of the Portfolio’s shares is determined by dividing the net assets attributable to the Portfolio by the number of issued and outstanding shares of the Portfolio on each business day.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which approximates fair value. Short-term securities purchased with more than 60 days remaining until maturity are valued on the basis of quotations from brokers or dealers or pricing services, and will continue to be priced until final maturity.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign exchange rates are determined by utilizing the New York closing rates.

Foreign securities are generally valued using an adjusted systematic fair value price from an independent pricing service.

Independent pricing services are utilized when possible and approved by the Board of Directors. In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Equity Investments:
Common Stock (Domestic and Foreign)	Close price, bids, evaluated bids, exchange rates, open and close price of local exchange, various index data and US and foreign news sources.

Preferred Stock

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.

Derivative Investments:
Purchased Options	Reported trades, option models, swap curves, currency volatility, net present value of cash flows and news sources.

Securities Lending Collateral:	Matures next day and therefore priced at par.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Valuations based on unadjusted quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs. These may include quoted prices for similar assets in active markets.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of June 30, 2011, the inputs used to value the Portfolio’s investments are detailed in the following table. At no point during the period did the Portfolio hold securities valued with Level 3 inputs. The Portfolio recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no significant transfers between Levels 1 and 2 during the period.

		000000000000000		000000000000000			000000000000000		000000000000000
Description*	Level 1		Level 2			Level 3		Total
Assets	$		$			$		$
Equity Investments:
Foreign Common Stock		19,758,515		215,843,859	**		-		235,602,374
Foreign Preferred Stock		-		3,846,386	**		-		3,846,386
Derivative Investments:
Purchased Options		-		79,618			-		79,618
Securities Lending Collateral		-		5,853,761			-		5,853,761

Total		$19,758,515		$225,623,624			$0		$245,382,139

*Further breakdown of the Portfolio’s sector and industry classifications is included in the Schedule of Investments.

** Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $219,690,245 of investments securities were classified as a Level 2 instead of Level 1.

Risk Factors

Investing in the Portfolio may involve certain risks including, but not limited to, the following.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Portfolio. These events may have adverse effects on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Portfolio’s ability to achieve its investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Portfolio to be subject to larger short-term declines in value.

The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Restricted Securities

The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance.

Foreign Currency Translations

The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss on investments and foreign currency transactions and in change in net unrealized appreciation or depreciation on investments and foreign currency translations on the Statement of Operations.

Options

As part of its investment strategy the Portfolio purchases options. When the Portfolio purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When options expire, are exercised or are closed, the realized gain or loss is included in the Statement of Operations.

Repurchase Agreements

The Portfolio may engage in repurchase agreement transactions with institutions that the Portfolio’s investment adviser has determined are creditworthy. The Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

The Portfolio, along with certain other portfolios in Maxim Series Fund, Inc., may invest in repurchase agreement transactions that are jointly collateralized by various U.S. Treasury or Agency obligations.

Dividends

Dividends from net investment income of the Portfolio, if any, are declared and paid annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold is determined on the basis of the first-in, first-out method (FIFO).

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

The Portfolio complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and distributes substantially all of its net taxable income and net capital gains each year. The Portfolio is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The Portfolio is not subject to examination by U.S. federal tax authorities for tax years before 2007, or state tax authorities for tax years before 2006.

Classification of Distributions to Shareholders

The character of distributions made during the period from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” (ASU No. 2010-06). ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy roll forward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Portfolio adopted the disclosure provisions of ASU 2010-06 for its fiscal year beginning January 1, 2010 and adopted the Level 3 purchase, sales, issuances and settlement provisions for its fiscal year beginning January 1, 2011. The adoption of ASC No. 2010-06 did not have an impact on the Portfolio’s financial position or the results of its operations.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Portfolio. However, the investment adviser is required by contract to pay any expenses which exceed an annual rate, including management fees, of 1.20% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio. FASCore, LLC, a wholly-owned subsidiary of GWL&A, performed transfer agent servicing functions for the Portfolio until May 13, 2011 when the service moved to an unaffiliated vendor.

The total compensation paid to the independent directors with respect to all sixty-two portfolios for which they serve as Directors was $205,500 for the period ended June 30, 2011. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the period ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $26,870,320 and $52,051,498, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

4. UNREALIZED APPRECIATION (DEPRECIATION)

At June 30, 2011, the U.S. Federal income tax cost basis was $215,430,710. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $39,335,431 and gross depreciation of securities in which there was an excess of tax cost over value of $9,384,002 resulting in net appreciation of $29,951,429.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio purchases call or put options for a premium. Purchased call options are used as a reduction of exposure to an anticipated increase in the dollar cost of securities or currency to be acquired, or to increase the Portfolio’s exposure to an underlying instrument. Purchasing put options reduces exposure to a decline in the value of Portfolio securities or currency. The risk in purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market or, for over-the-counter options, because of the counterparty’s inability or unwillingness to perform.

Valuation of derivative instruments as of June 30, 2011 is as follows:

	Asset Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Purchased Options	Investments in securities, market value	$79,618

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2011 is as follows:

	Net Realized Gain/Loss		Net Unrealized Gain/Loss
Derivatives Not Accounted for as Hedging Instruments	Statement of Operations Location	Value	Statement of Operations Location	Value
Purchased Options			Change in net unrealized appreciation on option contracts	$(114,084)

The contract value of options held at June 30, 2011 is representative of option contract activity during the period ended June 30, 2011.

6. SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested in securities approved by the Board of Directors. On the Statement of Assets and Liabilities the securities purchased with cash collateral are included in Investments in securities, while the corresponding liability appears as Payable upon return of securities loaned. The securities are also included in the Schedule of Investments. As of June 30, 2011 the Portfolio had securities on loan valued at $5,615,591 and received collateral of $5,853,761 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The Portfolio also continues to receive interest or dividends on the securities loaned. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

7. DISTRIBUTIONS TO SHAREHOLDERS

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and/or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisory Agreement Approval

The Board of Directors (the “Board”) of Maxim Series Fund, Inc. (the “Fund”), including the Directors who are not interested persons of the Fund (the “Independent Directors”), at a meeting held on April 21, 2011 (the “Meeting”), approved the continuation of (i) with respect to each of the Fund’s Portfolios, the investment advisory agreement (the “Advisory Agreement”) between the Fund and GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), and (ii) with respect to the Portfolios that are also sub-advised, as indicated below, the investment sub-advisory agreements (the “Sub-Advisory Agreements”) between the Fund, MCM and the following Sub-Advisers:

Sub-Adviser	Portfolio(s)

Ariel Investments, LLC	Maxim Ariel Small-Cap Value Portfolio Maxim Ariel MidCap Value Portfolio

Federated Investment Management Company	Maxim Federated Bond Portfolio

Goldman Sachs Asset Management, L.P.	Maxim MidCap Value Portfolio

Invesco Advisers, Inc.	Maxim Invesco ADR Portfolio Maxim Small-Cap Value Portfolio

Franklin Advisers, Inc.	Maxim Templeton Global Bond Portfolio

Janus Capital Management LLC	Maxim Janus Large Cap Growth Portfolio

Loomis, Sayles & Company, L.P.	Maxim Loomis Sayles Bond Portfolio Maxim Loomis Sayles Small-Cap Value Portfolio

Massachusetts Financial Services Company	Maxim MFS International Growth Portfolio Maxim MFS International Value Portfolio

Mellon Capital Management	Maxim Index 600 Portfolio

Corporation	Maxim Stock Index Portfolio Maxim S&P 500® Index Portfolio Maxim International Index Portfolio Maxim S&P MidCap 400® Index Portfolio

Putnam Investment Management, LLC	Maxim Putnam High Yield Bond Portfolio

Silvant Capital Management LLC	Maxim Small-Cap Growth Portfolio

T. Rowe Price Associates, Inc.	Maxim T. Rowe Price MidCap Growth Portfolio Maxim T. Rowe Price Equity/Income Portfolio

Pursuant to the Advisory Agreement, MCM acts as investment adviser and, subject to oversight by the Board, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. MCM also provides, subject to oversight by the Board, the management and administrative services necessary for the operation of the Fund. In addition, the Fund operates under a manager-of-managers structure pursuant to an order issued by the United States Securities and Exchange Commission, which permits MCM to enter into and materially amend Sub-Advisory Agreements with Board approval but without shareholder approval with respect to Sub-Advisers that are not affiliates of MCM. Under this structure, MCM is also responsible for monitoring and evaluating the performance of the Sub-Advisers and for recommending the hiring, termination and replacement of Sub-Advisers to the Board.

Pursuant to the Sub-Advisory Agreements, each Sub-Adviser, subject to general supervision and oversight by MCM and the Board, is responsible for the day-to-day management of the Portfolio(s) sub-advised by it, and for making decisions to buy, sell or hold any particular security. MCM is responsible for the day-to-day management of the Portfolios that do not have a Sub-Adviser.

On March 23, 2011, the Independent Directors met separately with independent legal counsel in advance of the Meeting to evaluate information furnished by MCM and the Sub-Advisers in connection with the proposed continuation of the Advisory Agreement and Sub-Advisory Agreements (collectively, the “Agreements”). The Independent Directors also considered additional information provided in response to their requests made following the March meeting.

In approving the continuation of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighted certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Based upon its review of the Agreements and the information provided to it, the Board concluded that the Agreements were fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided and to be provided to the Portfolios by MCM and the Sub-Advisers. Among other things, the Board considered each adviser’s personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolios, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Portfolios. The Board also considered each adviser’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as the adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. Consideration also was given to the fact that the Board meets with representatives of the advisers at regular Board meetings held throughout the year to discuss portfolio management strategies and performance. Additionally, the quality of each adviser’s communications with the Board, as well as the adviser’s responsiveness to the Board, was taken into account. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Portfolios by MCM and the Sub-Advisers.

Investment Performance

The Board considered the investment performance of each Portfolio. The Board reviewed performance information for each Portfolio as compared against various benchmarks and the performance of similar funds. For Portfolios other than the Fund’s “Index Portfolios” (comprised of the Maxim Bond Index Portfolio, Maxim Index 600 Portfolio, Maxim Stock Index Portfolio, Maxim S&P 500® Index Portfolio, Maxim International Index Portfolio, and Maxim S&P MidCap 400® Index Portfolio), this information included, to the extent applicable, annualized returns for the one-, three-, five-, and ten-year periods ended December 31, 2010, calendar year returns for the five-year period ended December 31, 2010, and risk-adjusted performance measures. In addition, except for the Index Portfolios and the Fund’s “Asset Allocation Portfolios” (comprised of the Maxim Profile Portfolios, Maxim Lifetime Asset Allocation Portfolios, Maxim SecureFoundationSM Lifetime Portfolios, and Maxim SecureFoundationSM Balanced Portfolio), for which Morningstar performance information is not provided, this information also included the Portfolios’ Morningstar category and overall ratings and a rolling quarterly analysis of long-term performance relative to the applicable Morningstar category. The Board also considered the composition of each Portfolio’s “peer” group of funds, as determined by MCM based on funds of similar size and asset class from within, to the extent applicable, the Portfolio’s Morningstar category. In evaluating the performance of each Portfolio, the Board noted how the Portfolio performed relative to the short- and long-term returns of the applicable benchmarks and peer groups.

For Portfolios other than the Index Portfolios and Asset Allocation Portfolios, the Board assessed performance based principally on the long-term rolling quarterly analysis for each Portfolio in which each quarter’s performance is, in turn, based on a composite of the Portfolio’s 3-, 5- and 10-year annualized returns, 3- and 5-year risk-adjusted performance, and Morningstar rating. For purposes of its annual review of advisory contracts, the Board generally considered a Portfolio to have performed satisfactorily unless the Portfolio has had a history of persistent underperformance based on the Portfolio’s long-term rolling analysis. In this regard, the Board noted that the Maxim MFS International Value Portfolio, Maxim Putnam High Yield Bond Portfolio, and Maxim Small-Cap Growth Portfolio fell below the Portfolio quantitative benchmark for long-term performance. It was noted that the Portfolios’ underperformance largely stemmed from previous Sub-Advisers, and that each current Sub-Adviser’s similarly managed retail fund met the Portfolio quantitative benchmark for long-term performance.

With regard to the Maxim MFS International Value Portfolio, the Board noted that MFS replaced the Portfolio’s previous Sub-Adviser in September 2009, and concluded that, in light of the Portfolio’s competitive performance since the change in Sub-Advisers, the Board was satisfied with the management of the Portfolio. Similarly, with respect to the Maxim Putnam High Yield Bond Portfolio, the Board noted that Putnam had replaced the Portfolio’s previous Sub-Adviser in August 2009. While noting that the Portfolio underperformed its benchmark in 2010 by a relatively small amount, the Board concluded that it was generally satisfied with the management of the Portfolio. With regard to the Maxim Small-Cap Growth Portfolio, the Board considered the factors attributing to the Portfolio’s performance, changes in the management of the Sub-Adviser, and the short-term and long-term performance of the Portfolio. The Board also took into consideration its discussion with management regarding monitoring the Portfolio’s performance, and concluded that the Portfolio’s performance was being addressed. As to the remaining Portfolios (other than the Index Portfolios and Asset Allocation Portfolios), the Board determined that it was satisfied with investment performance.

The Board reviewed, to the extent available, the performance of each Index Portfolio as compared against the performance of the index or composite index the Portfolio is designed to track, and concluded that it was satisfied with the investment performance of the Index Portfolios. With regard to the Maxim International Index Portfolio and Maxim S&P MidCap 400® Index Portfolio, the Board noted that no performance information was provided for their consideration as these Portfolios had commenced operations in January 2011.

The Board also reviewed, to the extent available, the performance of each Asset Allocation Portfolio as compared against the performance of similarly managed funds. Based on the information provided, the Board concluded that it was satisfied with the investment performance of the Maxim Profile Portfolios. With respect to the Maxim Lifetime Asset Allocation Portfolios, Maxim SecureFoundationSM Lifetime Portfolios, and Maxim SecureFoundationSM Balanced Portfolio, the Board noted the Portfolios’ short track record, and that it was generally satisfied with the management of these Portfolios.

Costs and Profitability

The Board considered the costs of services provided and profits estimated to have been realized by MCM and, to the extent available, the Sub-Advisers from their relationships with the Portfolios. With respect to the costs of services, the Board considered the structure and the level of the applicable investment management fees and other expenses payable by the Portfolios, as well as the structure and level of the applicable sub-advisory fees payable by MCM to the Sub-Advisers. In evaluating the applicable management and sub-advisory fees, the Board considered the fees payable by and the total expense ratios of similar funds managed by other investment advisers, as determined by MCM based on each Portfolio’s Morningstar category, to the extent applicable. With the exception of the Index Portfolios and Asset Allocation Portfolios (for which comparable information from Morningstar was not available), the Board also considered each Portfolio’s total expense ratio in comparison to the median expense ratio for all funds within the same Morningstar fund category as the Portfolio.

Based on the information provided, the Board noted that the Portfolios’ management fees were within the range of fees paid by similar funds, although many of the fees were at the higher end of the range. The Board also noted that the total annual operating expense ratios of the Portfolios (other than the Index Portfolios and Asset Allocation Portfolios) were generally comparable to the annual expense ratios of similar funds, although some Portfolios had expense ratios that were at the higher end in comparison to the similar funds, including the Maxim Small-Cap Value Portfolio, Maxim MidCap Value Portfolio, and Maxim Templeton Global Bond Portfolio. The Board further noted that the Portfolios’ expense ratios were near or lower than the median expense ratio for the applicable Morningstar fund category, with the exception of the Maxim Templeton Global Bond Portfolio which, relative to the other Portfolios, had an expense ratio that was notably higher than the median expense ratio for its Morningstar fund category. Additionally, the Board considered the fact that MCM charged higher advisory fees to certain internally managed Maxim Bond Portfolios than to certain similarly managed institutional bond portfolios, as well as the differences in the nature and extent of the services provided and the higher costs and greater administrative and regulatory complexities and risk associated with managing those Maxim accounts, as presented by MCM.

With respect to the Index Portfolios and Profile Portfolios, the Board noted that the Portfolios’ total expense ratios were within the range of those of similar funds, even though some Portfolios had expense ratios that were at the higher end of the range, including the Maxim Stock Index Portfolio, Maxim Bond Index Portfolio and Maxim S&P 500® Index Portfolio. With regard to the sub-advisory fees, it was noted that those fees are paid by MCM out of its management fees, and that the rates payable by MCM to the Sub-Advisers were generally the result of arms-length negotiations given that, with the exception of Putnam, none of the Sub-Advisers is an affiliate of MCM.

As for the Lifetime Portfolios, the Board noted that the Portfolios’ management fees were within the range of fees paid by similar funds, although some of the fees were at the higher end of the range. The Board also noted that the total annual operating expense ratios of the Lifetime Portfolios were higher than the expense ratios of similar funds. With regard to the Maxim SecureFoundationSM Lifetime Portfolios and Maxim SecureFoundationSM Balanced Portfolio, the Board noted that no comparative fund expense or fee information was provided due to the lack of comparable funds in the industry.

The Board also considered the overall financial soundness of MCM and each Sub-Adviser and the profits estimated to have been realized by MCM and its affiliates and, to the extent available, by the Sub-Advisers. The Board requested and reviewed the financial statements and profitability information from MCM and, to the extent such information was available, the Sub-Advisers. In evaluating the information provided by MCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board further noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as MCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is generally not publicly available and is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business, and the adviser’s assumptions regarding allocations of revenue and expenses. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by MCM and, if available, the Sub-Advisers were reasonable in relation to the nature, extent and quality of the services provided.

Economies of Scale

The Board considered the extent to which economies of scale may be realized as the Portfolios grow and whether current fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the current level of management and sub-advisory fees payable by the Portfolios and MCM, respectively, comparative fee information, the profitability and financial condition of MCM, and the current level of Portfolio assets. Based on the information provided, the Board concluded that the Portfolios generally were not of sufficient size to identify economies of scale.

Other Factors

The Board considered ancillary benefits derived or to be derived by MCM or the Sub-Advisers from their relationships with the Portfolios as part of the total mix of information evaluated by the Board. In this regard, the Board noted that certain Sub-Advisers received ancillary benefits from soft-dollar arrangements by which brokers provide research to the Sub-Adviser in return for allocating the Portfolio’s brokerage to such brokers. The Board also noted where services were provided to the Portfolios by an affiliate of MCM or a Sub-Adviser. The Board took into account the fact that the Portfolios are used as funding vehicles under variable life and annuity contracts offered by insurance companies affiliated with MCM and as funding vehicles under retirement plans for which affiliates of MCM may provide various retirement plan services. The Board also considered the extent to which the Profile Portfolios may invest in certain fixed interest contracts issued and guaranteed by MCM’s parent company, Great-West Life & Annuity Insurance Company (“GWL&A”), and the benefits derived or to be derived by GWL&A from such investments. Additionally, the Board considered the extent to which GWL&A and its affiliated insurance companies may receive benefits under the federal income tax laws with respect to tax deductions and credits. The Board concluded that the Portfolios’ management and sub-advisory fees were reasonable, taking into account any ancillary benefits derived by MCM or the Sub-Adviser.

ITEM 2.  CODE OF ETHICS.

Not required in filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not required in filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required in filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required in filing.

ITEM 6.  INVESTMENTS.

(a) The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item 10.

ITEM 11.        CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.            EXHIBITS.

(a)            (1) Not required in filing.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

(3) Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	August 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	August 24, 2011

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer, Treasurer and Investment Operations Compliance Officer

Date:	August 24, 2011